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                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
KinderCare Learning Centers, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Independent Public Accountants and Legal Opinions" in the proxy statement/ prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

Atlanta, Georgia
January 6, 1997